                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               November 13, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                          AHI Healthcare Systems, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-26818              95-4556968
-------------------------------     -----------------   ----------------------
(State or Other Jurisdiction of      (Commission File        (IRS Employer
      Incorporation)                     Number)        Identification Number)



    12620 Erickson Avenue, Suite A
      Downey, California  90241                                    90241
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)




                                 (310) 803-5333
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




                           Exhibit Index is on page 5

Item 1.  Changes in Control of Registrant.

         Not applicable.



Item 2.  Acquisition or Disposition of Assets.

         Not applicable.



Item 3.  Bankruptcy or Receivership.

         Not applicable.



Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.



Item 5.  Other Events.

         Attached hereto as Exhibit 2.1 is a copy of the Agreement and Plan of Merger dated as of November 8, 1996 by and among FPA Medical Management, Inc. (Nasdaq NM:FPAM), FPA Acquisition Corp. and AHI Healthcare Systems, Inc. (Nasdaq NM:AHIS) pursuant to which FPA Medical Management will acquire AHI Healthcare Systems, Inc. in a stock-for-stock merger.

         Attached hereto as Exhibit 20.1 is a press release issued on November 11, 1996, regarding the Company's definitive agreement with FPA Medical Management, Inc. pursuant to which FPA Medical Management, Inc. will acquire AHI Healthcare Systems, Inc. in a stock-for-stock merger.




Item 6.  Resignations of Registrant's Directors.

         Not applicable.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.




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         (a)     Financial Statements of Businesses Acquired.

         Not applicable.

         (b)     Pro Forma Financial Information.

         Not applicable.

         (c)     Exhibits.

         A list of exhibits included as a part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.



Item 8.  Change in Fiscal Year.

         Not applicable.





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
                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AHI HEALTHCARE SYSTEMS, INC.



Date:    November 13, 1996             By: /s/ H.R. Brereton Barlow
                                          --------------------------------
                                          Chief Financial Officer
                                          and Senior Vice President






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
                                 EXHIBIT INDEX

 Exhibit Number                                    Description
 --------------                                    -----------
 2.1                        Agreement and Plan of Merger dated November 8, 1996
 20.1                       Press Release Dated November 11, 1996





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